SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of May 21, 2003, by and between Galaxy Nutritional Foods, Inc., a Delaware corporation, with its principal place of business at 2441 Viscount Row, Orlando, FL 32809 (the "Company"), and Fromageries Bel S.A., a corporation organized under the laws of France, whose address is 16, Bd Malesherbes 75008, Paris, France (the "Buyer").

                          PRELIMINARY STATEMENTS

      A. The Company has authorized the sale to Buyer of a certain number of shares of the Company's common stock, par value $0.01 per share (the "Common Stock") on the terms and subject to the conditions set forth in this Agreement;

     B. The Company and Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

      C. Buyer wishes to purchase, in the amounts and upon the terms and conditions stated in this Agreement, shares of Common Stock at a purchase price of $2 million;

      D. The parties hereto intend that, as a condition to the closing of the transactions contemplated hereby, the parties hereto will execute and deliver a Registration Rights Agreement in substantially the form attached hereto as Exhibit A (the "Registration Rights Agreement") pursuant to which the Company agrees to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws; and

      E. The Company intends to enter into other agreements substantially in the form of this Agreement and Registration Rights Agreement with certain other buyers (the "Other Buyers") and expect to complete the sale of shares of Common Stock on or before September 30, 2003 for an aggregate purchase price of no more than $10 million to the Other Buyers; however, the Buyer's obligations hereunder are not expressly conditioned on the purchase by any or all of the Other Buyers of the Common Stock that they may agree to purchase from the Company.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

     1.   PREAMBLES; PURCHASE AND SALE OF COMMON STOCK; CLOSING

           a. Preliminary Statements. The above preliminary statements, recitals, definitions, preamble and provisions are true and correct and are incorporated herein as fully as if set forth herein.

           b.    Purchase  of  Common  Stock.  Subject  to  the  terms  and conditions set forth in this Agreement, the Company agrees to issue and sell to Buyer, and Buyer agrees to purchase from the Company such number of shares of Common Stock (the "Securities") as shall be determined by dividing the aggregate purchase price of $2 million (the "Purchase Price") by the per share purchase price (with any fractional shares being rounded up to the next whole share). The per share purchase price shall be equal to the lesser of (x) ninety-five percent (95%) of the average closing price of the Common Stock on the Principal Market (as defined below) for the Trading Days (as defined below) occurring during the thirty (30) consecutive calendar days ending on the calendar day immediately prior to the date of Closing (as defined below), or (y) $1.80. The term "Principal Market" shall mean the American Stock Exchange, the New York Stock Exchange, the NASDAQ National Market, or the NASDAQ SmallCap Market, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume, or if the Common Stock is not traded on an exchange or market, the OTC Bulletin Board or its successor (as of the date hereof the Principal Market is the American Stock Exchange). The term "Trading Day" shall mean any day during which the Common Stock is traded on the Principal Market. The consummation of the transaction and the payment of the Purchase Price shall occur at Closing (as defined below).

           c. Escrow. At least one (1) business day prior to Closing (the date of which the Company shall notify Buyer in writing), Buyer shall deliver to Gibralter Bank, F.S.B., as escrow agent ("Escrow Agent"), an amount equal to the Purchase Price (the "Escrow Amount") by wire transfer of immediately available United States Dollars in accordance with the instructions set forth in the Escrow Agreement dated as of the date hereof by and among the Company, Buyer and Escrow Agent (the "Escrow Agreement"). Escrow Agent shall hold and disburse the Escrow Amount in accordance with the terms and conditions of the Escrow Agreement. If the Company fails to effect the FINOVA Repayment within three (3) business days of the Buyer depositing the Escrow Amount with Escrow Agent, then, at the request of the Buyer at any time until the Escrow Agent initiates the disbursement of funds under the Escrow Agreement to effect the FINOVA Repayment, the Company shall execute with the Buyer and deliver to the Escrow Agent joint written instructions instructing the Escrow Agent to distribute all of the Escrow Amount to whatever account is designated by Buyer.

           d.    The  Closing.  The closing ("Closing")  of  the  sale  and purchase of the Securities under this Agreement is contingent upon the Company's repayment in full of the existing debt owed to (x) FINOVA Capital Corporation pursuant to that certain Security Agreement dated as of
November 1, 1996, as amended, and (y) FINOVA Mezzanine Capital Inc. pursuant to that certain Loan Agreement dated as of September 30, 1999, as amended (the "FINOVA Repayment"). The parties acknowledge that the FINOVA Repayment is being funded, in part, with the Purchase Price, with the balance of the FINOVA Repayment provided substantially from an asset based loan from Textron Financial Corporation (the "Textron Loan"), and a term loan from SouthTrust Bank (the "SouthTrust Loan"). The terms of the Textron Loan and the SouthTrust Loan shall be consummated under terms no less favorable to the Company than as set forth on Annex A. The FINOVA Repayment shall be subject to and in accordance with the terms of the Escrow Agreement. The Closing shall take place at the offices of Baker & Hostetler LLP, 200 South Orange Avenue, Suite 2300, SunTrust Center, Orlando, Florida 32801, as of the date of the FINOVA Repayment. The consummation of the transaction and the payment of the Purchase Price shall occur at Closing, as follows:

                (i) Release of Escrow Amount. Escrow Agent shall release the Escrow Amount as provided in the Escrow Agreement.

                (ii) Deliveries by the Company. The Company shall direct its stock transfer agent to agent to deliver one or more certificates representing the Securities being purchased by Buyer, registered in the name of Buyer (the "Stock Certificates") and to provide Buyer's counsel with a photocopy of the Certificates along with a written confirmation from the stock transfer agent that it will deliver the original Stock Certificates to Buyer's counsel at the address set forth in Section 7.f. on
the following business day.   The Securities shall be newly issued shares.

     2.   BUYER'S REPRESENTATIONS AND WARRANTIES

          Buyer represents and warrants to the Company that:

           a. Investment Purpose. The Securities are being acquired by Buyer in good faith solely for its own account, for investment purposes only, and are not being purchased for resale, resyndication, distribution, subdivision or fractionalization thereof within the meaning of the 1933 Act; Buyer has no contract or arrangement with any person to sell, transfer or pledge to any person the Securities or any part thereof, any interest therein or any rights thereto; Buyer has no present plans to enter into any such contract or arrangement; and Buyer understands that as a result it must bear the economic risk of the investment for an indefinite period of time because the Securities have not been registered under the 1933 Act, and, therefore, cannot be sold unless they are subsequently registered under the 1933 Act or in reliance upon an exemption from such registration under the 1933 Act.

          b.     Accredited  Investor  Status.   Buyer  is  an  "accredited
investor" as that term is defined in Rule 501(a) of Regulation D.

          c.     Reliance  on  Exemptions.   Buyer  understands  that   the
Securities are being offered and sold to it under an exemption from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire the Securities.

          d. Information. Buyer understands and acknowledges that it is purchasing the Securities without being furnished any offering literature, prospectus or other materials other than copies of the SEC Documents (as defined hereinbelow), that this transaction has not been scrutinized by the SEC or by any administrative agency charged with the administration of the securities laws of any state, that all documents, records and books, pertaining to the Company, its business, finances and operations, and this investment have been made available to Buyer, and its advisors and representatives, including its attorney, its accountant and/or its purchaser representative, and that the books and records of the Company will be available upon reasonable notice for inspection by Buyer during reasonable business hours at the Company's principal place of business. Buyer and its advisors and representatives, including its attorney, its accountant and/or its purchaser representative, if any, have reviewed the SEC Documents and been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Buyer understands that its investment in the Securities is speculative and involves a high degree of risk of loss and that Buyer must be prepared to lose its entire investment in the Company. Buyer has sought such accounting, legal and tax advice, as it has considered necessary to an informed investment decision with respect to its acquisition of the Securities. Buyer, or Buyer together with its purchaser representative, if any, have such knowledge and experience in financial and business matters that it and such representative are capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision.

          e. Governmental Review. Buyer understands that no United States federal or state agency or any other government or governmental agency has approved or disapproved or passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities or the accuracy or adequacy of any of the information provided by the Company to Buyer regarding the Company, the Securities or any other matter, and that the Company is relying on the truth and accuracy of the representations, declarations and warranties herein made by Buyer in offering the Securities for sale to it without having first registered the same under the 1933 Act.

           f. Transfer or Resale. Buyer understands that, except as provided in the Registration Rights Agreement, (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) Buyer shall have provided the Company with a statement of the circumstances surrounding the proposed disposition and shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (ii) any sale of such Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

          g. Legends. Buyer understands that the stock certificates representing the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order shall be placed against transfer of such stock certificates):

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
          AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE REOFFERED, SOLD, TRANSFERRED, PLEDGED, OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT AND THE STATE SECURITIES ACT OR BLUE SKY ACT OF ANY STATE HAVING JURISDICTION THEREOF, OR (B) AN OPINION OF COUNSEL, REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR THE SECURITIES ACT OR BLUE SKY ACT OF ANY STATE HAVING JURISDICTION WITH RESPECT THERETO.

          h. Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of Buyer and are valid and binding agreements of Buyer enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

          i. Domicile. If Buyer is an individual, Buyer is a resident of, or if Buyer is an entity, Buyer's principal place of business is located in, the Country of France.

          j. Indemnification. Buyer acknowledges that Buyer understands the meaning and legal consequences of the representations and warranties in this Section 2, and that the Company has relied upon such representations and warranties, and Buyer hereby agrees to indemnify and hold harmless the Company and its officers, directors, shareholders, agents and representatives from and against any and all claims, demands, losses, damages, expenses or liabilities (including attorneys' fees) due to or arising out of, directly or indirectly, a breach of any such representations or warranties; provided, however, that such indemnification obligation on the part of Buyer shall not exceed the amount of the Purchase Price. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by Buyer shall in any manner be deemed to constitute a waiver of any rights granted to such Buyer under federal or state securities laws.

          k.     Short  Position  and  Market  Purchases.   Buyer  is   not
purchasing the Securities for the purpose of covering any short position in the Securities.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents and warrants to Buyer that:

          a. Organization and Qualification. The Company is a corporation duly organized and existing in good standing under the laws of the State of Delaware, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a material adverse effect on the operations, properties or financial condition of the Company taken as a whole (a "Material Adverse Effect").

          b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Registration Rights Agreement and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required, (iii) this Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company, and
(iv) this Agreement and the Registration Rights Agreement constitute the valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

          c. Capitalization. As of the date of this Agreement, the authorized capital stock of the Company consists of (i) 85,000,000 shares of Common Stock of which 12,761,685 shares are issued and outstanding, and
(ii) 1,000,000 shares of preferred stock, $.01 par value, of which 200,000 shares have been designated "Series A Preferred Stock," 57,384 of which are issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as set forth in the SEC Documents (as defined herein) or in Schedule 3.c. attached hereto, as of the date of this Agreement (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, and (ii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the 1933 Act other than agreements with respect to securities which have been previously registered or are subject to current registration statements. The Common Stock is not subject to preemptive or other similar rights of any stockholders of the Company.

          d. Issuance of Securities. The Securities are duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof.

          e. No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in any violation of the Company's Certificate of Incorporation, as amended, as in effect on the date hereof ("Certificate of Incorporation") or the Company's Bylaws, as in effect on the date hereof (the "Bylaws") or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The business of the
Company is not being conducted in violation of any law, ordinance, regulation of any governmental entity, except for possible violations which either singly or in the aggregate do not have a Material Adverse Effect. Except as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.

          f. Common Stock. The Company has registered its Common Stock pursuant to Section 12(b) or (g) of the 1934 Act (as defined below) and is in full compliance with all reporting requirements of the 1934 Act, and the Company is in compliance with all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on, the Principal Market. As of the date hereof, the Principal Market is the American Stock Exchange, and except as set forth in the SEC Documents, the Company has not received any notice regarding, and to its knowledge there is no threat of, the termination or discontinuance of the eligibility of the Common Stock for such posting or listing.

          g. SEC Documents, Financial Statements. During the Company's last two (2) fiscal years, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to Buyer true and complete copies of the SEC Documents, except for such exhibits, schedules and incorporated documents. As of their respective dates, subject to, with respect to certain SEC Documents, the filing of an amendment to such SEC Documents, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to Buyer and referred to in Section 2(d) of this Agreement contains any untrue statement of a material fact or omits to state any material  fact  necessary in order to make the statements therein,  in  the light  of  the  circumstance  under  which  they  are  or  were  made,  not misleading. The SEC Documents contain all material information in connection with the business of the Company and its subsidiaries required to be included therein. All liabilities, contingent and other, of the Company are set forth in the financial statements as of December 31, 2002 contained in the Form 10-Q of the Company for such quarterly period ended, excepting only liabilities incurred in the ordinary course of business subsequent to December 31, 2002, and liabilities of the type not required under generally accepted accounting principles to be reflected in such financial statements. Since December 31, 2002, there has been no occurrence of any event that would have a Material Adverse Effect upon the financial condition of the Company from the financial condition stated in such financial statements other than as disclosed in the SEC Documents.

          h. Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against the Company, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein.

          i. Exempt Transaction. Subject to the accuracy of Buyer's representations and warranties in Section 2 of this Agreement, the offer, sale, and issuance of the shares of Common Stock to Buyer in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction.

          j. S-3 Eligibility. The Company is eligible, and will take all commercially reasonable action required to continue to be eligible, to register securities for resale with the SEC under Form S-3 promulgated under the Securities Act.

           k. Indemnification. The Company acknowledges that the Company understands the meaning and legal consequences of the representations and warranties in this Section 3, and that Buyer has relied upon such representations and warranties, and the Company hereby agrees to indemnify and hold harmless Buyer and its officers, directors, shareholders, agents and representatives from and against any and all claims, demands, losses, damages, expenses or liabilities (including attorneys' fees) due to or arising out of a material breach of any such representations or warranties; provided, however, that such indemnification obligation on the part of the Company shall not exceed the amount of the Purchase Price. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by the Company shall in any manner be deemed to constitute a waiver of any rights granted to the Company under federal or state securities laws.

     4.   COVENANTS; CONDITIONS TO CLOSE

          a. Form D. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to Buyer promptly after such filing.

          b. Reporting Status. Until the earlier of (i) the date as of which Buyer may sell all the Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act, or (ii) the date on which Buyer has sold all of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. Buyer shall give notice to the Company when it has sold all of the Securities.

          c. Board Seat. Buyer shall designate a representative (the "Designee") which shall be appointed to the Company's Board of Directors until the next annual meeting of the shareholders. During such time as the Distribution Agreement (as defined below) is in full force and effect, the Company shall nominate the Designee for consideration of the shareholders as a proposed member of the Company's Board of Directors (which shall be initial Designee as provided below unless Buyer notifies the Company in writing of a change of Designee prior to the Company's filing of its preliminary proxy statement or, in the case a preliminary proxy statement is not required for the applicable meeting, the Company's definitive proxy statement) for each annual (or other) meeting of shareholders at which the Designee's seat shall become open for election. The initial Designee shall be Patrice Videlier.

          d. Closing Conditions. The obligation of Buyer to close the transaction contemplated by this Agreement is subject to the satisfaction on or prior to the date of Closing of the following conditions:

                (i) The execution and delivery to Buyer by the Company of the Registration Rights Agreement;

                (ii) The execution and delivery to Buyer by the Company, Textron Financial Corporation, SouthTrust Bank and the Other Buyers of the Escrow Agreement;

               (iii)     The execution and delivery to Buyer by the Company
of   a   Master  Distribution  and  License  Agreement  (the  "Distribution
Agreement") in form and substance satisfactory to Buyer; and

                (iv) Satisfaction of the covenant set forth in Section 4.c. hereof regarding the appointment of the initial Designee to the Company's Board of Directors.

     5.   TRANSFER AGENT INSTRUCTIONS

          Buyer acknowledges that the Securities shall be "restricted" securities, that the Stock Certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement, and that stop-transfer instructions have been given by the Company to its transfer agent with respect to the Securities. If Buyer provides the Company with an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, that registration of a resale by Buyer of any of the Securities is not required under the 1933 Act or any applicable state securities or blue sky laws, the Company shall permit the transfer and promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by Buyer.

     6.   TERMINATION

          a.   Termination.  This Agreement may be terminated as follows:

               (i) at any time prior to Closing, by mutual written consent of all of the parties to this Agreement, whereupon Buyer and the Company shall deliver to Escrow Agent joint written instructions to release the Escrow Amount to Buyer;

                (ii) at any time after July 15, 2003, by Buyer, if the Closing has not been effected on or prior to such date and if Buyer is not then in breach of any term of this Agreement, pursuant to written notice by Buyer to the Company and the Escrow Agent; or

                (iii) at any time after July 15, 2003, by the Company, if the Closing has not been effected on or prior to such date, if the Company is not then in breach of any term of this Agreement, pursuant to written notice by the Company to Buyer and the Escrow Agent.

           b. Effect of Termination. All obligations of the parties hereunder shall cease upon any termination pursuant to Section 6.a., provided, however, that the provisions of Sections 6.c. and 7 hereof shall survive any termination of this Agreement.

           c.    Treatment  of  Escrow Amount Upon  Termination.   If  this
Agreement is terminated pursuant to its terms, the Escrow Amount shall be treated as set forth in the Escrow Agreement.

     7.   GOVERNING LAW; MISCELLANEOUS

          a. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida without regard to the principles of conflict of laws.

          b. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause three (3) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

          c.     Headings.   The  headings  of  this  Agreement   are   for
convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

          e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

          f.    Notices.   Any notices required or permitted  to  be  given
under the terms of this Agreement shall be sent by mail or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, certified or registered, return receipt requested, or upon receipt, if delivered personally or by courier, in each case addressed to a party. The addresses for such communications shall be:

If to the Company:  Galaxy Nutritional Foods, Inc.
               2441 Viscount Row
               Orlando, FL 32809
               Telephone: (407) 855-5500
               Telecopy: (407) 855-1099
               Attention: Mr. Christopher J. New

With a copy to:          Baker & Hostetler LLP
               200 South Orange Avenue
               Orlando, FL 32801
               Telephone: (407) 649-4000
               Telecopy: (407) 841-0168
               Attention: Jeffrey E. Decker, Esq.

If to the Buyer:         Fromageries Bel S.A.
               16, Bd Malesherbes 75008
               Paris, France
               Telephone:  00 33 1 40 07 76 00
               Telecopy:    00 33 1 40 07 75 17
               Attention:    Eric de Poncins


          And  Fromageries Bel S.A.
               16, Bd Malesherbes 75008
               Paris, France
               Telephone:  00 33 1 40 07 72 72
               Telecopy:    00 33 1 40 07 74 00
               Attention:    Michel Troussier

With a copy to:          Greenberg Traurig, P.A.
               1221 Brickell Avenue
               Miami, Florida 33131
               Telephone:  (305) 579-0756
               Telecopy:  (305) 579-0717
               Attention:  Robert L. Grossman, Esq.

Each party shall provide notice to the other party of any change in address.

          g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent may be withheld for any reason in the sole discretion of the party from whom consent is sought).

          h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          i. Survival. The representations and warranties of the Company contained in Section 3 shall survive the Closing for a period of one (1) year thereafter. The representations and warranties of Buyer contained in
Section 2 shall survive the Closing indefinitely.

          k. Publicity. The Company and Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of Buyer, to make any press release with respect to such transactions as the Company reasonably determines is required by applicable law and regulations.

          l. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

           m. Expenses. Subject to a maximum of $20,000, the Company shall pay the reasonable fees, costs, expenses and disbursements of Buyer's legal counsel and other professionals arising in connection with the negotiation, execution and consummation of this Agreement and the Registration Rights Agreement.

                   [SIGNATURES APPEAR ON FOLLOWING PAGE]
     IN WITNESS WHEREOF, Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.


                              "Company"

                              GALAXY NUTRITIONAL FOODS, INC.


                              By:  /s/ Christopher J. New
                                   ----------------------
                                   Christopher J. New, Chief Executive Officer


                              "Buyer"

                              FROMAGERIES BEL S.A.


                              By:  /s/ Eric de Poncins
                                   -------------------
                                   Eric de Poncins, Vice President of Strategy
                                   and Development


                              By:  /s/ Michel Troussier
                                   --------------------
                                   Michel Troussier, Vice President of Finance

                                  ANNEX A

                            Textron Loan Terms


Minimum Loan Amount :         $7,000,000

Term:                         No less than 36 months

Interest Rate (non-default):  Not to exceed the prime rate plus 4%





                           SouthTrust Loan Terms

Minimum Loan Amount:          $2,000,000 increase

Term:                         No less than 60 months

Interest Rate (non-default):  Not to exceed the prime rate plus 2%